EXHIBIT 99.1
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                Computational Materials and/or ABS Term Sheet.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               August 31, 2004

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               Preliminary Structural and Collateral Term Sheet
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              $385,000,000 (approximate) of Senior Certificates
             CWMBS, Inc., CHL Mortgage Pass-Through Trust 2004-21
              Mortgage Pass-Through Certificates, Series 2004-21




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                         Features of the Transaction
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o    Offering consists of approximately $388,000,000 senior certificates --
     with a Certificate Interest Rate of 6.00%, all expected to be rated AAA by 2 of the 3: S&P, Moody's and Fitch.

o The expected amount of credit support for the senior certificates is 3.00% +- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral for the Certificates consists of single family, fixed-rate residential first mortgages of no more than 30 years to original maturity, originated or acquired by Countrywide Home Loans. The collateral may consist of up to 5% Interest Only loans.

o The amount of senior certificates is approximate and may vary by up to 5%.

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                 Preliminary Mortgage Pool Data (approximate)
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                                                                       Track 1

Total Outstanding Principal
Balance:                                                          $400,000,000

Number of Mortgage Loans:                                                  777

Average Principal Balance of the
Mortgage Loans:                                                       $515,000

Weighted Average Annual
Mortgage Interest Rate:                                         6.40% +- 10bps

Weighted Average Maturity:                                                 358

Weighted Average Seasoning:                                                  1

Weighted Average Original Loan-
To-Value Ratio:                                                            73%

Owner Occupied:                                                            95%

Cash-out Refinance:                                                        13%

Average FICO:                                                              740

Geographic Distribution:                                           CA: 50% Max

Type of Dwelling:                                  Single-Family Dwelling: 92%



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                                        Key Terms
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Issuer:                                 CHL Series 2004-21

Underwriter:                            Goldman, Sachs & Co.

Depositor:                              CWMBS, Inc/Countrywide Home
                                        Loans

Master Servicer:                        Countrywide Home Loans Servicing
                                        LP

Trustee:                                Bank of New York

Type of Issuance:                       Public

Servicer Advancing:                     Yes, subject to recoverability

Compensating Interest:                  Yes, to the extent of Base Master
                                        Servicing, but in no case more than
                                        1/12th of 0.125% of the Pool Scheduled
                                        Principal Balance for such
                                        Distribution Date

Legal Investment:                       The senior certificates are expected
                                        to be SMMEA eligible at settlement

Interest Accrual:                       Prior calendar month

Clean Up Call:                          10% of the Cut-off Date principal
                                        balance of the Mortgage Loans

ERISA Eligible:                         Underwriter's exemption may apply
                                        to senior certificates, however
                                        prospective purchasers should
                                        consult their own counsel

Tax Treatment:                          REMIC; senior certificates are
                                        regular interests

Structure:                              Senior/Subordinate; shifting interest
                                        with a five year prepayment lockout
                                        to subordinate certificates

Expected Subordination:                 3.00% +- 0.50%

Rating Agencies:                        2 of 3: Fitch, Moody's and S & P

Minimum Denomination:                   Senior certificates - $25,000

Delivery:                               Senior certificates - DTC


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                                  Time Table
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Expected Settlement:                                        September 29, 2004
Cut-off Date:                                                September 1, 2004
First Distribution Date:                                      October 25, 2004
Distribution Date:                                   25th or next business day






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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.